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                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K/A

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


                   Date of Report (Date of earliest event
                          reported):  May 23, 1995

                       STANDARD BRANDS PAINT COMPANY
           (Exact name of registrant as specified in its charter)


                                  DELAWARE
               (State or other jurisdiction of incorporation)



                     1-4505                           95-6029682
           (Commission file number)                (I.R.S. employer
                                                 identification number



     4300 West 190th Street, Torrance, CA             90509-2956
             (Address of principal                    (Zip Code)
              executive offices)


                (310) 214-2411
        (Registrant's telephone number
             including area code)

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Item 4.     Changes in Registrant's Certifying Accountant

            This report amends the 8-K dated May 16, 1995. The 8-K is incorporated herein by reference. As required by the Commission, the letter from Ernst & Young LLP, dated May 23, 1995, is filed as Exhibit 16.1 to this report.


Item 7.     Financial Statements, Pro Forma
            Financial Information and Exhibits

            (c)  The following is filed as an Exhibit to this report:

Exhibit
Number      Description

 16.1       Ernst & Young LLP letter, dated May 23, 1995.

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                                 SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  May 25, 1995

                              STANDARD BRANDS PAINT COMPANY
                              (Registrant)


                              By:    \s\ EDWARD A. DRURY
                              Name:  Edward A. Drury
                              Title:  Vice President and
                                      Corporate Secretary
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                               EXHIBIT INDEX


Exhibit
Number      Description

 16.1       Ernst & Young LLP letter, dated May 23, 1995.